EXHIBIT 24



                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                       TO BE ISSUED IN CONNECTION WITH THE
                                 ACQUISITION OF
                              JACOB SCHMIDT COMPANY
                                       AND
                          AMERICAN BANCORPORATION, INC.

             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Jacob Schmidt Company and its subsidiary, American Bancorporation, Inc., and its subsidiaries, American Bank N.A., American Commercial Bank, American Bank Moorhead, American Bank Lake City and Lake City Agency, Inc., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plans of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 15th day of February, 1996.



                                      /s/  Roger L. Fitzsimonds

                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                       TO BE ISSUED IN CONNECTION WITH THE
                                 ACQUISITION OF
                              JACOB SCHMIDT COMPANY
                                       AND
                          AMERICAN BANCORPORATION, INC.

             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Jacob Schmidt Company and its subsidiary, American Bancorporation, Inc., and its subsidiaries, American Bank N.A., American Commercial Bank, American Bank Moorhead, American Bank Lake City and Lake City Agency, Inc., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plans of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 24th day of January, 1996.



                                      /s/  John A. Becker

                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                       TO BE ISSUED IN CONNECTION WITH THE
                                 ACQUISITION OF
                              JACOB SCHMIDT COMPANY
                                       AND
                          AMERICAN BANCORPORATION, INC.

             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Jacob Schmidt Company and its subsidiary, American Bancorporation, Inc., and its subsidiaries, American Bank N.A., American Commercial Bank, American Bank Moorhead, American Bank Lake City and Lake City Agency, Inc., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plans of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 25th day of January, 1996.



                                      /s/  William H. Risch

                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                       TO BE ISSUED IN CONNECTION WITH THE
                                 ACQUISITION OF
                              JACOB SCHMIDT COMPANY
                                       AND
                          AMERICAN BANCORPORATION, INC.

             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Jacob Schmidt Company and its subsidiary, American Bancorporation, Inc., and its subsidiaries, American Bank N.A., American Commercial Bank, American Bank Moorhead, American Bank Lake City and Lake City Agency, Inc., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plans of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 24th day of January, 1996.



                                      /s/  Michael E. Batten

                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                       TO BE ISSUED IN CONNECTION WITH THE
                                 ACQUISITION OF
                              JACOB SCHMIDT COMPANY
                                       AND
                          AMERICAN BANCORPORATION, INC.

             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Jacob Schmidt Company and its subsidiary, American Bancorporation, Inc., and its subsidiaries, American Bank N.A., American Commercial Bank, American Bank Moorhead, American Bank Lake City and Lake City Agency, Inc., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plans of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 24th day of January, 1996.



                                      /s/  George M. Chester, Jr.

                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                       TO BE ISSUED IN CONNECTION WITH THE
                                 ACQUISITION OF
                              JACOB SCHMIDT COMPANY
                                       AND
                          AMERICAN BANCORPORATION, INC.

             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Jacob Schmidt Company and its subsidiary, American Bancorporation, Inc., and its subsidiaries, American Bank N.A., American Commercial Bank, American Bank Moorhead, American Bank Lake City and Lake City Agency, Inc., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plans of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 24th day of January, 1996.



                                      /s/  Roger H. Densha

                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                       TO BE ISSUED IN CONNECTION WITH THE
                                 ACQUISITION OF
                              JACOB SCHMIDT COMPANY
                                       AND
                          AMERICAN BANCORPORATION, INC.

             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Jacob Schmidt Company and its subsidiary, American Bancorporation, Inc., and its subsidiaries, American Bank N.A., American Commercial Bank, American Bank Moorhead, American Bank Lake City and Lake City Agency, Inc., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plans of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 24th day of January, 1996.



                                      /s/  James L. Forbes

                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                       TO BE ISSUED IN CONNECTION WITH THE
                                 ACQUISITION OF
                              JACOB SCHMIDT COMPANY
                                       AND
                          AMERICAN BANCORPORATION, INC.

             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Jacob Schmidt Company and its subsidiary, American Bancorporation, Inc., and its subsidiaries, American Bank N.A., American Commercial Bank, American Bank Moorhead, American Bank Lake City and Lake City Agency, Inc., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plans of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 24th day of January, 1996.



                                      /s/  Holmes Foster

                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                       TO BE ISSUED IN CONNECTION WITH THE
                                 ACQUISITION OF
                              JACOB SCHMIDT COMPANY
                                       AND
                          AMERICAN BANCORPORATION, INC.

             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Jacob Schmidt Company and its subsidiary, American Bancorporation, Inc., and its subsidiaries, American Bank N.A., American Commercial Bank, American Bank Moorhead, American Bank Lake City and Lake City Agency, Inc., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plans of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 24th day of January, 1996.


                                      /s/  John H. Hendee, Jr.

                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                       TO BE ISSUED IN CONNECTION WITH THE
                                 ACQUISITION OF
                              JACOB SCHMIDT COMPANY
                                       AND
                          AMERICAN BANCORPORATION, INC.

             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Jacob Schmidt Company and its subsidiary, American Bancorporation, Inc., and its subsidiaries, American Bank N.A., American Commercial Bank, American Bank Moorhead, American Bank Lake City and Lake City Agency, Inc., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plans of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 24th day of January, 1996.



                                      /s/  Jerry M. Hiegel

                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                       TO BE ISSUED IN CONNECTION WITH THE
                                 ACQUISITION OF
                              JACOB SCHMIDT COMPANY
                                       AND
                          AMERICAN BANCORPORATION, INC.

             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Jacob Schmidt Company and its subsidiary, American Bancorporation, Inc., and its subsidiaries, American Bank N.A., American Commercial Bank, American Bank Moorhead, American Bank Lake City and Lake City Agency, Inc., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plans of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 24th day of January, 1996.



                                      /s/  Joseph F. Hladky, III

                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                       TO BE ISSUED IN CONNECTION WITH THE
                                 ACQUISITION OF
                              JACOB SCHMIDT COMPANY
                                       AND
                          AMERICAN BANCORPORATION, INC.

             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Jacob Schmidt Company and its subsidiary, American Bancorporation, Inc., and its subsidiaries, American Bank N.A., American Commercial Bank, American Bank Moorhead, American Bank Lake City and Lake City Agency, Inc., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plans of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 24th day of January, 1996.



                                      /s/  C. Paul Johnson

                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                       TO BE ISSUED IN CONNECTION WITH THE
                                 ACQUISITION OF
                              JACOB SCHMIDT COMPANY
                                       AND
                          AMERICAN BANCORPORATION, INC.

             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Jacob Schmidt Company and its subsidiary, American Bancorporation, Inc., and its subsidiaries, American Bank N.A., American Commercial Bank, American Bank Moorhead, American Bank Lake City and Lake City Agency, Inc., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plans of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 15th day of February, 1996.



                                      /s/  James H. Keyes

                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                       TO BE ISSUED IN CONNECTION WITH THE
                                 ACQUISITION OF
                              JACOB SCHMIDT COMPANY
                                       AND
                          AMERICAN BANCORPORATION, INC.

             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Jacob Schmidt Company and its subsidiary, American Bancorporation, Inc., and its subsidiaries, American Bank N.A., American Commercial Bank, American Bank Moorhead, American Bank Lake City and Lake City Agency, Inc., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plans of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 24th day of January, 1996.



                                      /s/  Sheldon Lubar

                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                       TO BE ISSUED IN CONNECTION WITH THE
                                 ACQUISITION OF
                              JACOB SCHMIDT COMPANY
                                       AND
                          AMERICAN BANCORPORATION, INC.

             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Jacob Schmidt Company and its subsidiary, American Bancorporation, Inc., and its subsidiaries, American Bank N.A., American Commercial Bank, American Bank Moorhead, American Bank Lake City and Lake City Agency, Inc., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plans of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 24th day of January, 1996.



                                      /s/  George W. Mead, II

                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                       TO BE ISSUED IN CONNECTION WITH THE
                                 ACQUISITION OF
                              JACOB SCHMIDT COMPANY
                                       AND
                          AMERICAN BANCORPORATION, INC.

             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Jacob Schmidt Company and its subsidiary, American Bancorporation, Inc., and its subsidiaries, American Bank N.A., American Commercial Bank, American Bank Moorhead, American Bank Lake City and Lake City Agency, Inc., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plans of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 15th day of February, 1996.



                                      /s/  Guy A. Osborn

                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                       TO BE ISSUED IN CONNECTION WITH THE
                                 ACQUISITION OF
                              JACOB SCHMIDT COMPANY
                                       AND
                          AMERICAN BANCORPORATION, INC.

             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Jacob Schmidt Company and its subsidiary, American Bancorporation, Inc., and its subsidiaries, American Bank N.A., American Commercial Bank, American Bank Moorhead, American Bank Lake City and Lake City Agency, Inc., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plans of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 24th day of January, 1996.



                                      /s/  Clifford V. Smith, Jr.